UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  November 9, 1999

   XATA Corporation
(Name of small business issuer in its charter)

          Minnesota                     0-27166                 41-1641815
(State of other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



151 East Cliff Road, Burnsville, MN                         55337
(Address of principal executive offices)                  (Zip Code)


Issuer's telephone number:   612-894-3680

(Former name, former address and former fiscal year, if changed since last report): N/A

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TABLE OF CONTENTS


Item 5. Other Events..........................................................1

Item 7. Exhibits..............................................................2

SIGNATURES....................................................................3

ITEM 5. OTHER EVENTS

     On November 9, 1999, the Board of Directors of Xata Corporation announced that it had retained John G. Kinnard and Company to advise and assist it in evaluating strategic opportunities, including a possible sale or merger, to accelerate the growth of the company.


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ITEM 7. EXHIBITS

         99.1     Press Release regarding retention of John G. Kinnard


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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 12, 1999               XATA Corporation



                                       By   /s/ Gary C. Thomas
                                          Gary C. Thomas, Chief
                                          Financial Officer (Principal
                                          Accounting and Financial
                                          Officer)


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